                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                                   Form 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     April 5, 1999
                                                     -------------



                           ON Technology Corporation
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Delaware                   0-26376              04-3162846
--------------------------------------------------------------------------------
   (State or other jurisdiction      (Commission         (IRS Employer
        of incorporation)            File Number)      Identification No.)


       One Cambridge Center          Cambridge, MA             02142
--------------------------------------------------------------------------------
        (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code   (617) 374-1400
                                                     ---------------------------

                                      N/A
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

                           ON Technology Corporation

Item 5.  Other events

     Attached hereto are copies of the Registrant's press releases relating to
(a) the resignation of the Chief Financial Officer, John Bogdan, and the appointment of an interim Chief Financial Officer, Stephen Wietrecki and, (b) the Registrant alerting the U.S. Attorney as to possible misappropriation of Company funds.

                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   ON Technology Corporation



                                   By: /s/  Herman DeLatte
                                       ----------------------------
                                       Herman DeLatte
                                       President and Chief Executive Officer

Dated: April 13, 1999

                                 Exhibit Index
Exhibit A

Copy of the Registrant's press release, dated August 5, 1999 relating to the resignation of the Chief Financial Officer, John Bogdan, and the appointment of Stephen Wietrecki as interim Chief Financial Officer.

Exhibit B

Copy of the Registrant's press release, dated April 8, 1999 relating to the Registrant alerting the U.S. Attorney as to possible misappropriation of Company funds.